UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2009

AMERICAN PATRIOT CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-113270
(Commission File Number)

36-4536633
(IRS Employer Identification No.)

Suite 29-303 La Ronge Avenue, La Ronge, Saskatchewan, S0J 1L0
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 604.693.0177

Midwest Uranium Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 17, 2009, we appointed Stacey Minichiello as a member of our board of directors.

Certain Related Transactions and Relationships

We have not been party to any transaction with Stacey Minichiello, since the beginning of our last fiscal year, or any currently proposed transaction with Stacey Minichiello, in which we were or will be a participant and where the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN PATRIOT CORP.

By: /s/ Colt Wohlers
Colt Wohlers
President and Director

Date: April 20 2009